                               Amended Schedule A
                   Separate Accounts and Associated Contracts
                           Effective October 15, 1999

Name of Separate Account and                          Policy Form Numbers of Contracts
Date Established by Board of Directors                Funded by Separate Account               Fidelity Fund (Class)
--------------------------------------                --------------------------               ---------------------
Lincoln Life Flexible Premium Variable Life           LN605/660                                Growth Opportunities - Service Class
Account M                                             LN680

Lincoln Life Variable Annuity Account N               AN425LL                                  Growth Opportunities - Initial Class

Lincoln Life Flexible Premium Variable Life           LN650                                    Growth Opportunities - Service Class
Account R

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.



Date                                   Lincoln National Life Insurance Company
    ---------------------

                                       By:
                                                  ------------------------

                                       Name:      Steven M. Kluever
                                                  ------------------------

                                       Title:     Second Vice President
                                                  ------------------------


Date:                                  Variable Insurance Products Fund III
    ---------------------

                                       By:
                                                  ------------------------

                                       Name:
                                                  ------------------------

                                       Title:
                                                  ------------------------


Date:                                  Fidelity Distributors Corporation
    ---------------------

                                       By:
                                                  ------------------------

                                       Name:
                                                  ------------------------

                                       Title:
                                                  ------------------------